Debt	12 Months Ended
Dec. 31, 2014
Debt

Note 12. Debt

Credit Agreement dated October 15, 2014

On October 15, 2014, we entered into senior secured credit facilities in the amount of up to $ 250 million with Morgan Stanley Senior Funding, Inc. and HSBC Securities (USA) Inc. as joint lead arrangers and joint lead book runners, HSBC Bank USA, N.A. as Administrative Agent and HSBC Bank Plc as issuing bank (the “Credit Facility”). The facilities consist of a term loan (the “Term Loan”) of up to $200 million and a revolving credit facility (“RCF”) of up to $50 million whose terms are 6 years and 5 years, respectively. In December 2014 the Term Loan was increased to $230 million.

The facilities have been exclusively used for the acquisition of Location Labs, but may also be used for other general corporate purposes, including the Location Labs Class B redemption payments, future deferred merger considerations, contingent payments for completed acquisitions and certain potential future acquisitions.

The Term Loan bears interest at an adjusted LIBOR rate plus 4.75% or a Base Rate plus 3.75% and in case of adjusted LIBOR a floor of 1.0% applies. The effective interest rate is 6.80% for the Term Loan. Interest on the Term Loan is payable in arrears. The Company determined that the floor of 1.0% is an embedded derivative, which is not required to be separately accounted for as a derivative under ASC 815, Derivatives and Hedging.

The Term Loan amortizes in equal quarterly installments in an aggregate annual amount equal to 1.0% of the original principal amount thereof with any remaining balance payable on the final maturity date of the Term Loan. We are required to make mandatory prepayments of the Term Loan with (i) net cash proceeds from certain asset sales (subject to reinvestment rights), (ii) insurance/condemnation proceeds, (iii) net cash proceeds from certain issuances of debt and (iv) 50% of excess cash flow (after deduction of voluntary prepayments).

The RCF bears interest at an adjusted LIBOR rate plus 2.50% or a Base Rate plus 1.50%. This margin is dependent on the total net leverage ratio. Interest on the loan is payable in arrears. We must pay (i) a commitment fee of 0.50% per annum on the actual daily amount by which the revolving credit commitment exceeds then-outstanding loans and letters of credit under the RCF and (ii) a fronting fee of 0.125% per annum, calculated on the daily amount available to be drawn under each letter of credit issued under the RCF. As of December 31, 2014, the RCF was left undrawn.

The Credit Facility requires that we do not exceed a maximum total net leverage ratio as set forth in the table below. The total net leverage ratio is defined as the total of the outstanding consolidated debt minus up to $75.0 million of unrestricted cash and cash equivalents, divided by consolidated adjusted earnings before interest taxes depreciation and amortization (“EBITDA”). Consolidated adjusted EBITDA is defined as consolidated net income before (among other things) interest expense, income tax expense, depreciation and amortization, impairment charges, restructuring costs, stock-based compensation expense, non-cash losses and acquisition-related costs.

Outstanding debt as of December 31, 2014 for purposes of the total net leverage ratio is approximately $234.8 million. The covenant calculation as of December 31, 2014 on a trailing 12-month basis is as follows:

Covenant Description	Covenant Requirement as of December 31, 2014	Ratio at December 31, 2014	Favorable / (Unfavorable)
Net Debt to Consolidated EBITDA	Not greater than 3.50 : 1.00	1.18	2.32

The total consolidated leverage ratio is measured at the end of each quarter. Additionally, the Credit Facility contains affirmative covenants, including covenants regarding the payment of taxes, maintenance of insurance, reporting requirements and compliance with applicable laws. The Credit Facility also contains negative covenants, among other things, limiting the Company’s ability to incur debt, make acquisitions, make certain restricted payments and sell assets. The events of default under the Credit Facility include, among other things, payment defaults, cross defaults with certain other indebtedness, breaches of covenants, judgment defaults, bankruptcy events and the occurrence of a change in control (as defined in the Credit Facility). As of December 31, 2014, the Company was in compliance with all required covenants.

The financing fees were amortized as an adjustment of interest expense over the remaining term of the Credit Facility using the interest method.

The amount of long-term debt under the Credit Facility shown in the accompanying consolidated balance sheet is analyzed as follows:

December 31, 2014
Principal outstanding	$230,000
Amortized original issue discount	(5,075)

Total Debt	$224,925

Current portion	$2,300
Non-current portion	222,625
Unamortized original issue discount	$5,200
Unamortized deferred financing costs	4,825

Under the Credit Facility, the Company may also elect to request the establishment of one or more new term loan commitments (incremental term loan) provided certain conditions and financial covenants are met. Such new commitments are available at the discretion of the lenders.

The Credit Facility is collateralized by certain tangible, intangible, and current assets of the Company with covenants obliging the Company to also pledge new assets over a certain threshold. The collateral granted by the borrower and certain of its subsidiaries includes, without limitation, present and future pledges, mortgages, first priority floating and fixed charges and security interests with respect to, but not limited to, equity rights, shares and related rights (ownership interests), fixed assets, intellectual property rights (trademarks, copyrights and patents), intercompany and trade receivables, bank accounts, insurance claims and commercial claims. Certain assets presented on the consolidated balance sheets have been pledged as collateral as of December 31, 2014, including property and equipment with a carrying value of $14,786 (Note 6), intangible assets with a carrying value of $32,653 (Note 7), trade accounts receivable of $32,527 (Note 5), inventories with a carrying value of $1,022, as well as cash and cash equivalents amounting to $128,172 (Note 4).

As of December 31, 2014, the mandatory principal payments under the credit facility are as follows:

2015	$2,300
2016	2,300
2017	2,300
2018	2,300
2019	2,300
2020	218,500

Total	$230,000

Credit agreement dated April 25, 2013

On April 25, 2013, the Company entered into a credit agreement with HSBC Bank plc, as mandated lead arranger and agent (the “credit agreement”). The credit agreement comprised a term loan facility of $25 million (“Facility A”) and a $50 million revolving credit facility (“Facility B”) together with an accordion that permitted an increase in Facility B up to $50 million.

Facility A was repaid in six equal monthly installments. Facility A bore interest at a LIBOR rate plus a margin of 2.5% and if applicable, a mandated lead arranger rate and was payable monthly in arrears.

Facility B had a final maturity date in three years and bore interest at a LIBOR rate plus a margin of 2.5% subject to specified consolidated financial ratios.

The credit agreement contained financial covenants measured at the end of each quarter, including a covenant to maintain a specified consolidated leverage ratio and interest coverage ratio. As of December 31, 2013, the Company was in compliance with all required covenants.

During 2014, the Company fully repaid Facility B.

On October 15, 2014 the credit agreement was terminated.

Credit facility dated March 15, 2011

On March 15, 2011, the Company entered into a credit agreement with a group of financial institutions (the “Credit Facility”). The credit facility provided a $235 million loan that was unconditionally and irrevocably guaranteed, jointly and severally, by certain AVG Technologies N.V. subsidiaries and further collateral was given by certain tangible and intangible assets of the Company and its subsidiaries with covenants obliging the Company to pledge new assets over a certain threshold. The credit facility bore interest at an adjusted LIBOR rate plus 6.0% with a LIBOR floor of 1.5%. Interest on the loan was payable in arrears.

On April 25, 2013, the Company fully repaid the outstanding balance and terminated the credit facility. The related unamortized deferred finance cost of $2,643 was expensed.